Exhibit 10.13

EXECUTION COPY

[CONSOL]

SIXTH AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 23, 2010, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto, the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).

RECITALS

1. Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank; and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

2.1 The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Concentration Percentage” means: (a) for any Group A Obligor, 24.0%, (b) for any Group B Obligor, 24.0%, (c) for each of the two Group C Obligors with the two largest Group C Obligor Receivables balances, 15.0%, (d) for any Group C Obligor (other than the two Group C Obligors set forth in clause (c) of this definition), 6.0% and (e) for any Group D Obligor, 6.0%.

2.2 The definition of “Eligible Foreign Obligor” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Eligible Foreign Obligor” means an Obligor that (i) is a resident of any country (other than the United States or Canada) that has a foreign currency rating of at least “AAA” by Standard & Poor’s and at least “Aaa” by Moody’s, (ii) (a) is a resident of any country (other than the United States or Canada) that has a foreign currency rating of at least “A” (but lower than “AAA”) by Standard & Poor’s and at least “A2” (but lower than “Aaa”) by Moody’s and (b) is not a Group D Obligor or (iii) is a resident of a territory of the United States.

2.3 Clause (v) of the definition of “Excess Concentration” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

(v) the amount by which the sum of all Eligible Receivables then in the Receivables Pool for which the Obligor is an Eligible Foreign Obligor exceeds 15% (or, if at any time the long-term rating of CONSOL Energy falls below “B” by Standard & Poor’s or below “B2” by Moody’s, or either such rating is withdrawn, 5%) of the Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

2.4 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the amount “$165,000,000” therein and substituting a reference to the amount “$200,000,000” therefor.

2.5 Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definition:

“United States” means the United States of America.

2.6 The Commitments and Pro Rata Shares of the Conduit Purchasers and LC Participants are hereby amended to be the amounts set forth beneath such party’s name on the signature pages hereto.

SECTION 3. Assignment. For purposes of allocating the aggregate Capital outstanding as of the date hereof ratably between Market Street Funding LLC and Liberty Street Funding LLC immediately after giving effect to this Amendment, at or before 12:00 noon (New York time) on the date hereof, Market Street Funding LLC, in its capacity as a Conduit Purchaser (the “Assignee”), shall pay to Liberty Street Funding LLC, in its capacity as a Conduit Purchaser (the “Assignor”), in immediately available funds, the amount set forth on Schedule I hereto (such amount, the “Purchase Price”) representing 4.1935% of the outstanding Capital of the Assignor’s Purchased Interest (such assigned Capital (which, for the avoidance of doubt, does not include any Discount or fees accrued thereon as of the date hereof), the “Assigned Capital”). Upon the Assignor’s receipt of the Purchase Price for the Assigned Capital, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Assignee hereby irrevocably takes, receives and assumes from the Assignor, the Assigned Capital. After giving effect to such assignment, the Capital for each Purchaser Group shall be as set forth on Schedule I hereto. The Seller shall pay, to the Assignor, on the next occurring Settlement Date, all accrued but unpaid Discount and fees attributable to the Assigned Capital for the period commencing upon each date such unpaid amounts commenced accruing, to and including the date hereof. Each of the parties hereto hereby acknowledges and agrees to the assignment set forth in this Section 3, and expressly waives any notice requirements set forth in the Agreement or any other Transaction Document as a prerequisite or condition precedent to such assignment.

SECTION 4. Representations and Warranties. Each of the Seller, CONSOL Energy, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Administrator:

(a) receipt by the Administrator of duly executed counterparts of this Amendment;

(b) (i) receipt by the Administrator of duly executed counterparts of that Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and Market Street Funding LLC (including receipt of the “Structuring Fee” referred to therein) and (ii) receipt by The Bank of Nova Scotia of duly executed counterparts of that Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, The Bank of Nova Scotia and Liberty Street Funding LLC (including receipt of the “Structuring Fee” referred to therein);

(c) receipt by Liberty Street Funding LLC (or its Purchaser Agent on its behalf) of the Purchase Price for the Assigned Capital; and

(d) such other documents and instruments as the Administrator may reasonably request.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNX FUNDING CORPORATION,
as Seller

By:	/s/ Christopher C. Jones
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

CONSOL ENERGY INC., as initial Servicer

By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

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CNX MARINE TERMINALS INC.,
CONSOL ENERGY SALES COMPANY,
CONSOL OF KENTUCKY INC.,
CONSOL PENNSYLVANIA COAL COMPANY, LLC,
FOLA COAL COMPANY, L.L.C.,
LITTLE EAGLE COAL COMPANY, L.L.C.,
MON RIVER TOWING, INC., and
TERRY EAGLE COAL COMPANY, L.L.C., each as a Sub-Servicer

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Treasurer

CONSOLIDATION COAL COMPANY,
EIGHTY-FOUR MINING COMPANY,
ISLAND CREEK COAL COMPANY,
KEYSTONE COAL MINING CORPORATION,
MCELROY COAL COMPANY, and
TWIN RIVERS TOWING COMPANY, each as a Sub-Servicer

By:	/s/ Daniel S. Cangilla
Name:	Daniel S. Cangilla
Title:	Treasurer

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MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Commitment: $110,000,000

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for Market Street

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Sr. Vice President

Commitment: $110,000,000
Pro Rata Share: 55.0%

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LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

Commitment: $90,000,000

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

THE BANK OF NOVA SCOTIA, as an LC Participant

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

Commitment: $90,000,000
Pro Rata Share: 45.0%

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Schedule I

ASSIGNMENT OF CAPITAL

A.	“Purchase Price” for “Assigned Capital” = $984,848.48

B.	Reallocation of Capital

	Prior to the Effective Date and prior to giving effect to Sections 2 and 3		Provisions of Sections 2 and 3		On and after the Effective Date and after giving effect to Sections 2 and 3	On the Effective Date after giving effect to Section 3
	Commitment	Capital	Increase in Commitment	Increase/(Decrease) in Capital	Commitment	Capital
Market Street Funding LLC Purchaser Group	$87,500,000	$26,515,151.52	$22,500,000	$984,848.48	$110,000,000	$27,500,000.00
Liberty Street Funding LLC Purchaser Group	$77,500,000	$23,484,848.48	$12,500,000	$(984,848.48)	$90,000,000	$22,500,000.00
Total	$165,000,000	$50,000,000.00	$35,000,000	$0	$200,000,000	$50,000,000.00

C.	Payment Instructions:

The Bank of Nova Scotia – New York Agency

ABA#: 026-002532

Acct #: 2158-13

Acct. Name: Liberty Street Funding LLC

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